Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share Disclosure [Abstract]
Earnings Per Share

Note 17 EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share on net income (in thousands, except per share information):

	2011		2010		2009
Earnings:
Net income (numerator for basic and diluted calculations)	$546,045		$535,742		$372,996
Shares:
Weighted average outstanding shares (denominator for basic calculations)
		73,586		73,157		72,790
Equivalent shares from outstanding stock options and warrants	522		1,537		537
Diluted shares (denominator for diluted calculations)	74,108		74,694		73,327
Earnings per share:
Basic	$7.42		$7.32		$5.12
Diluted	$7.37		$7.17		$5.09

The calculation of equivalent shares from outstanding stock options does not include the effect of options having a strike price that exceeds the average stock price for the earnings period, as the result would be antidilutive. The calculation of common equivalent shares also excludes the impact of outstanding performance contingent shares, as the conditions necessary for their issuance have not been satisfied as of the end of the reporting period. Approximately 1.1 million, 0.7 million and 1.2 million outstanding stock options were not included in the calculation of common equivalent shares during 2011, 2010 and 2009, respectively. Approximately 0.8 million, 0.7 million and 0.6 million performance contingent shares were excluded from the calculation of common equivalent shares during 2011, 2010 and 2009, respectively.